JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS H, Q, R, T, W, X

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated March 9, 2020 to PROSPECTUSES dated April 29, 2019

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, WEALTHMARK ML3 VARIABLE ANNUITY, VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY, VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY, ACCOMMODATOR VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY and REVOLUTION VALUE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 29, 2019 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Subadviser Reassignments and Portfolio Name Changes

Effective at the close of business on February 12, 2020, the name of the JHVIT International Value Trust is changed to JHVIT Disciplined Value International Trust, and the Subadviser for the JHVIT Disciplined Value International Trust is reassigned from Templeton Global Advisors to Boston Partners Global Investors, Inc.

The new name and subadviser reassignment for JHVIT Disciplined Value International Trust is reflected in the table in “IV. General Information about Us, the Separate Accounts and the Portfolios,” under “The Portfolios” as follows:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Portfolio	Subadviser
JHVIT Disciplined Value International Trust	Boston Partners Global Investors, Inc.

As a result, after February 12, 2020, the Variable Investment Option corresponding to JHVIT Disciplined Value International Trust replaces the Variable Investment Option corresponding to JHVIT International Value Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the International Value Investment Option. Any Contract Value allocated to the International Value Investment Option will be in the Disciplined Value International Investment Option.

Accordingly, any references in the Annuity Prospectus to the “International Value” Trust or Investment Option are replaced with the “Disciplined Value International” Trust or Investment Option, respectively, except for the reference to the “International Value” Trust in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

Effective at the close of business on February 28, 2020, the name of the JHVIT Global Bond Trust is changed to JHVIT Opportunistic Fixed Income Trust, and the Subadviser for the JHVIT Opportunistic Fixed Income Trust is reassigned from Pacific Investment Management Company LLC to Wellington Management Company, LLP.

The new name and subadviser reassignment for JHVIT Opportunistic Fixed Income Trust is reflected in the table in “IV. General Information about Us, the Separate Accounts and the Portfolios,” under “The Portfolios” as follows:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Portfolio	Subadviser
JHVIT Opportunistic Fixed Income Trust	Wellington Management Company, LLP

As a result, after February 28, 2020, the Variable Investment Option corresponding to JHVIT Opportunistic Fixed Income Trust replaces the Variable Investment Option corresponding to JHVIT Global Bond Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Global Bond Investment Option. Any Contract Value allocated to the Global Bond Investment Option will be in the Opportunistic Fixed Income Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Global Bond” Trust or Investment Option are replaced with the “Opportunistic Fixed Income” Trust or Investment Option, respectively, except for the reference to the “Global Bond” Trust in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated March 9, 2020

03/20:VAPS62	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558
	333-71072	333-138846
	333-71074	333-61283
	333-146591	333-146590
	333-146698	333-146699
	333-164147	333-164142
	333-164146	333-164135
	333-164145	333-164140
	333-164137	333-164139
333-164138